                                                              1998        ANNUAL

                                                                          REPORT

[LOGO    MASSMUTUAL
APPEARS  PARTICIPATION
HERE]    INVESTORS

                                    PHOTO:
                              IMAGE OF PEOPLE ON
                               THE NEWYORK STOCK
                                     FLOOR

  1998           PORTFOLIO
HIGHLIGHTS        REVIEW

                  PERFORMANCE     EXPANSION         ANALYST
                                 IN THE U.S.        REVIEW

                                                      TAX
                                                   INFORMATION

 INVESTMENT
OBJECTIVE AND
   POLICY

BACKGROUND

MassMutual Participation Investors, a closed-end investment company, had its initial public offering in October 1988 and its shares are listed on the New York Stock Exchange. The share price of Participation Investors can be found in the financial section of most newspapers as "MasPrt" or "MassMuPrt" under the New York Stock Exchange listings. The trading symbol is "MPV".

INVESTMENT OBJECTIVE

The investment objective of the Trust is to maximize total return by providing a high level of current income, the potential for the growth of income, and capital appreciation, by investing primarily in a portfolio of privately placed fixed income securities, at least half of which normally include equity features. The Trust will also invest in publicly-traded securities, again with emphasis on convertible issues. Equity related issues provide the opportunity to realize capital gains, which, if realized will be reinvested in income-producing securities, permitting the Trust to increase its future dividend payments.

DIVIDEND POLICY

The Trust pays quarterly dividends and intends to distribute substantially all of its net income to shareholders each year. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Dividends are distributed in January, May, August and November.

ANNUAL MEETING

MassMutual Participation Investors' Annual Meeting of Shareholders is scheduled to be held on April 23, 1999 at 1:00 p.m. in Springfield, Massachusetts.
We cordially invite all shareholders to attend.

-------------------------------------------------------------------
MASSMUTUAL PARTICIPATION
INVESTORS
1295 State Street
Springfield, Massachusetts 01111-0001
(413) 744-8480
www.massmutual.com/mpv

ADVISER
Massachusetts Mutual Life Insurance
Company

AUDITOR
PricewaterhouseCoopers LLP
Springfield, Massachusetts 01101

CUSTODIAN
The Chase Manhattan Bank, N.A.

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374
-------------------------------------------------------------------

MPV
NYSE
LOGO
THE NEW YORK STOCK EXCHANGE

TABLE  OF  CONTENTS

To Our Shareholders ....................................................Intro
Tax Information ........................................................Intro
Statement of Assets and Liabilities ....................................... 1
Statement of Operations ................................................... 2
Statement of Cash Flows ................................................... 3
Statement of Changes in Net Assets ........................................ 4
Selected Per Share Data ................................................... 5
Schedule of Investments .................................................6-21
Notes to Financial Statements ..........................................22-24
Report of Independent Accountants .........................................25

   TO OUR
SHAREHOLDERS

It is a pleasure to present the 1998 Annual Report for MassMutual Participation Investors. The Trust has been one of the top performing closed-end bond funds not only for the past two years, but also for an extended period of time, as reported by Lipper Analytic Services, Inc.

      Photo of:
 Gary Wendlandt and
Stuart Reese at a table
  reading newspaper

(L to R) Gary E. Wendlandt, Chief Investment Officer of Massachusetts Mutual Life Insurance Company and Stuart H. Reese, President of the Trust

MASSMUTUAL PARTICIPATION INVESTORS

Summary Financial Information

--------------------------------------------------------------------------------------------------------
                                          YEAR ENDED          PER           YEAR ENDED            PER
                                      DECEMBER 31, 1998      SHARE       DECEMBER 31, 1997       SHARE
--------------------------------------------------------------------------------------------------------
Total net assets                        $ 105,199,998      $  11.33      $ 106,155,585       $    11.52

Net investment income                   $   8,904,647          0.97      $   8,013,308             0.87

Realized gain (net of tax)              $   6,440,897          0.69      $  10,021,006             1.09

Change in unrealized appreciation       $  (6,579,078)        (0.71)     $     368,411             0.04

Shares outstanding                          9,288,323                        9,216,665

Key Ratios:
 Ratio of total expenses
 to average net assets                           2.51%                            2.05%

 Ratio of operating expenses
 to average net assets                           1.16%                            1.12%

 Portfolio turnover                                55%                              71%
 .........................................................................................................

PORTFOLIO REVIEW

As of December 31, 1998, the Trust had approximately 76% of its portfolio in private placement securities. In 1998, the Trust closed a total of 17 new or add-on private placements for a total of $21.4 million. In the fourth quarter, the Trust closed 3 private placement securities totalling $6.1 million. The private placements that were added in the fourth quarter are ATI Acquisition Corporation, America's Body Co., and Lund International Holdings, Inc. (A brief description of each of these investments is provided in the Schedule of Investments.) The fixed income components of these investments have a weighted average coupon of 11.64% per anum.

Private placement investments are the core of Participation Investors' portfolio. These investments normally have a fixed income component with an equity feature (mezzanine investments). Generally, private placement investments are made by institutions. By investing alongside MassMutual, Participation Investors is able to offer individual shareholders access to an otherwise unavailable asset class. This is where we believe we add the most value.

Net investment income for the three months ended December 31, 1998 rose to $2,369,911 or $.26 per share, from $2,086,536 or $.23 per share for the prior quarter. The primary reason for the increase is that the third quarter's numbers reflected certain one-time charges and the fourth quarter's numbers reflect some one-time fees received.

The table on the right shows some of the highlights of the gains realized from the portfolio during the year.

An advantageous event that happened in January 1999 was the sale of Lloyd's Barbecue Company. A little more than a year ago, we made an investment of approximately $1.75 million in Lloyd's. In January, the company was sold and we received a gain on our investment of $2.1 million.

MASSMUTUAL PARTICIPATION INVESTORS

------------------------------------------
Issuer                       Gains ($000s)
------------------------------------------

Sequentia, Inc.                 1,862
Unipac Corporation              1,198
Hein-Werner Corp.               1,650
TACC International Corp.          726
Rent-Way,Inc.                     638
 ..........................................

An issue that has received a lot of attention this past year is "Year 2000" or "Y2K". Y2K is one of MassMutual's highest priorities. As of December 31, 1998, MassMutual's critical computer technology hardware and software, including applications supporting the Trust, was substantially "Year 2000 Compliant" according to MassMutual Y2K certification standards. To address the issue of interdependency between the company and external entities, MassMutual is seeking assurances from vendors, customers, service providers, governments and others, to determine their Year 2000 readiness. MassMutual will consider the responses to these inquiries in the development of any contingency plans needed for Year 2000.

ANOTHER YEAR OF EXPANSION IN THE U.S.

1998 marked the eighth consecutive year of economic expansion in the United States, once again confounding those who were looking for the economy to falter. While economic growth continued, inflation remained virtually dormant. Producer prices, which often lead changes in consumer prices, actually declined in 1998. Interest rates fell for most of the year, ending December at near-record low levels. Contributing to the easing of interest rates was the fact that the U.S. government had a $70 billion surplus in fiscal year 1998 after several decades of deficits. Another surplus is forecast for the current fiscal year.

OVERSEAS: SOME PROGRESS, SOME NEW CHALLENGES

In Asia, where severe financial problems first came to a head in 1997, there was some progress. The stock markets of Thailand and South Korea rebounded noticeably in 1998, indicating that investors are beginning to overcome their generalized fear of Southeast Asian markets and instead are making investment decisions on a nation-specific basis. This is a key prerequisite for meaningful recovery in the region.

One key concern continues to be the extent to which the problems in Asia will spread to other emerging markets, and eventually to the U.S. This concern gained renewed force in August, when Russia announced a substantial devaluation of its currency, the ruble, and defaulted on much of its foreign debt.

EQUITIES AND BONDS RIDE THE ROLLER COASTER

U.S. equities were uniformly strong during the first three months of the year, as concerns about Asia receded into the background and investors focused on strong economic growth. In April, a two-tiered market emerged, with large-capitalization technology and other growth issues leading the S&P 500 Index and the Dow Jones Industrial Average higher through mid-July. The Russell 2000 Index, however, trended lower throughout the second quarter, indicating that many small-capitalization stocks were not participating in the rally. Indeed, even the S&P 500's gains are largely due to its twenty largest components. The rally, therefore, was quite narrow.

             Photo of:
           Stephen Kuhn,
          Mark Ackerman,
            Robert Joyal,
          Charles McCobb,
         and Clifford Noreen
         standing in front of
              columns

(L to R) Stephen L. Kuhn, Vice President and Secretary, Mark B.
Ackerman, Treasurer, Robert E. Joyal, Senior Vice President,
Charles C. McCobb, Jr., Vice President and Chief Financial
Officer, and Clifford M. Noreen, Vice President

TOTAL ANNUAL
   RETURN

                     . MassMutual Participation Investores
                       (Based on earnings and change in net asset value)

                     . S&P Industrial Stock Index

                     . Lehman Brothers Government/Corporate Bond Index

                            [BAR CHART APPEARS HERE]

                     MassMutual Corporate Investors     S&P Industrial Stock Index     Lehman Brothers Government/
                     (Based on earnings and change                                     Corporate Bond Index
                      in net asset value)
1 Year                          10.91                           33.77                           9.46
3 Year                          16.44                           29.20                           7.32
5 Year                          15.66                           24.70                           7.30
10 Year                         12.51                           19.29                           9.33

Bonds were by no means immune to the third quarter's volatility. Up to that point, interest rates, which began the year at low levels, had trended irregularly lower, as the yield curve gradually flattened.

As happened with equities, the credit markets regained some confidence when the Federal Reserve Board lowered interest rates. Spreads narrowed considerably by year-end, although not nearly to their levels before the crisis.

LOOKING AHEAD TO 1999

The central economic event of 1999 is likely to be a mild slowdown in the U.S. economy. Softness in corporate earnings, a symptom of reduced consumer spending, may be evident. Federal Reserve Board policy, which was extremely accommodating in response to the 1998 crisis in the financial markets, has returned to a neutral stance and will likely remain so until circumstances clearly mandate a change. Inflation may rise a little but should remain unthreatening. In this environment, we should continue to serve shareholders well with our focus on thorough research and identifying value in the financial markets.

                     Sincerely,

                     Stuart H. Reese
                     President

   BOND FUND
    RANKING

CLOSED-END BOND FUND RANKING*
Based on earnings and change in net asset value
For the years ending 12/31/97 -- 12/31/98

---------------------------------------------------------
            1 year     2 year**   5 year**   10 year**
---------------------------------------------------------

1998       8/340***     2***       2***       3***

1997       2/344***      18         7          N/A
 .........................................................
* Source:Lipper Analytical Services,Inc.
** Number of Funds decrease. Not all Funds exist in period.
*** MassMutual Corporate Investors was #1.


                              LETTER FROM TRUSTEES

The Trustees of MassMutual Participation Investors wish to congratulate the management of the Trust, MassMutual, on its outstanding performance achievement. The Trust has not only been a top performer in the Lipper rankings in recent years, but has also performed admirably over an extended period of time.

       The Trustees of MassMutual
         Participation Investors

ANALYST
REVIEW

     Photo of:
 Michael Klofas and
  Michael Hermsen
 standing by window
 discussing business

(L to R) Michael L. Klofas, Vice President and
Michael P. Hermsen, Vice President


Michael P. Hermsen and Michael L. Klofas are officers of the Trust responsible for the origination, analysis and execution of new investments made by MassMutual Participation Investors and the ongoing monitoring of existing portfolio companies.

Prior to every investment we make, we perform an extensive analysis and evaluation of the underlying company. The companies in which we invest are usually leaders in their industries and provide products or services which are highly valued by their customers. Companies that become part of the MassMutual Participation Investor's portfolio also have demonstrated stable historical cash flows, with future cash flows being reasonably predictable. Perhaps most importantly, companies in which we invest have strong management teams and are usually owned by experienced investor groups, also known as sponsor groups.

A critical factor in the success of the Trust's investment activities is our development of strong relationships with our portfolio companies and the sponsor groups which own them. Each year, a significant number of new investment opportunities are brought to us by sponsor groups with whom we have previously done business, or from other sponsor groups which have been referred to us. These groups recognize the value of relationship investing and appreciate our responsiveness, long-term investment perspective and ability to provide additional capital to portfolio companies if needed.

Despite the difficulties experienced by many financial markets during 1998, investment opportunities in the private placement mezzanine market remained plentiful. Additionally, favorable market conditions enabled us to liquidate a number of holdings and realize significant gains upon their disposition.

      TAX
  INFORMATION

The following table summarizes,for income tax purposes,the cash distributions paid by MassMutual Participation Investors for the calendar year 1998.

------------------------------------------------------------------------------------------------------------------------------
1998 DIVIDEND PAYMENTS           RECORD DATE          NET INVESTMENT INCOME            SHORT TERM GAINS         TAX EFFECT
------------------------------------------------------------------------------------------------------------------------------
         Regular                  05/6/98                     0.24                             --
                                  07/31/98                    0.24                             --
                                  10/30/98                    0.24                             --
                                  12/31/98                    0.24                             --
          Extra                   12/31/98                      --                           0.18
 ..............................................................................................................................
      Total Dividends                                         0.96                           0.18              1.14 represents
                                                                                                               income for tax
                                                                                                                  purposes

The following table summarizes the tax effects of the the retention of long-term capital gains for 1998.

--------------------------------------------------------------------------------
                                     AMOUNT PER SHARE               FROM 2439
--------------------------------------------------------------------------------
1998 Gains Retained                       $0.7997                    Line 1a
Long-term Gains Retained (20%)             0.7997
Taxes Paid                                 0.2799                    Line 2*
Basis Adjustment                           0.5198                       **
 ................................................................................
* If you are not subject to federal tax (e.g.,a charitable organization,IRA,or Keogh Plan),you may be able to claim a refund by filing Form 990-T.

** For federal tax purposes,you may increase the adjusted basis of your shares by this amount (the excess of Line 1a over Line 2).


  ANNUAL DIVIDEND            QUALIFIED FOR DIVIDEND                  INTEREST EARNED ON
                              RECEIVED DEDUCTION               U.S. GOVERNMENT OBLIGATIONS
-------------------------------------------------------------------------------------------------
 AMOUNT PER SHARE         PERCENT         AMOUNT PER SHARE       PERCENT      AMOUNT PER SHARE
-------------------------------------------------------------------------------------------------
      $1.14               3.67586%          .041816               0.0000%         $0.0000
 .................................................................................................

CONSOLIDATED
STATEMENT OF   MASSMUTUAL PARTICIPATION INVESTORS
ASSETS AND  ....................................................................
LIABILITIES    December 31, 1998 and 1997

                                                                                              1998               1997
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2A, 2B and 5)
  (See Schedule of Investments)
Corporate restricted securities at fair value
 (Cost 1998 -- $89,032,073; 1997 -- $98,863,703)                                          $ 90,091,617       $104,464,368
Corporate public securities at market value
 (Cost 1998 -- $35,366,716; 1997 -- $27,615,706)                                            34,793,188         29,080,135
Short-term securities at cost plus earned discount which approximates market value           5,846,029          1,399,717
---------------------------------------------------------------------------------------------------------------------------
                                                                                           130,730,834        134,944,220
Cash                                                                                         2,030,611             62,841
Interest and dividends receivable, net                                                       2,431,555          2,390,354
Receivable for investments sold                                                                265,024             84,332
---------------------------------------------------------------------------------------------------------------------------
Total assets                                                                              $135,458,024       $137,481,747
===========================================================================================================================

LIABILITIES:
Dividends payable                                                                         $  3,901,096       $  3,594,499
Payable for investments purchased                                                                   --            100,000
Management fee payable (Note 3)                                                                237,182            238,850
Note payable (Note 4A)                                                                      12,000,000         12,000,000
Revolving Credit Agreement (Note 4B)                                                        10,500,000         10,500,000
Interest payable (Note 4)                                                                      195,944            222,821
Accounts payable                                                                               676,823                 --
Accrued expenses                                                                               147,232            211,353
Accrued taxes (Note 2D)                                                                      2,599,749          4,458,639
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                           30,258,026         31,326,162
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Shares of beneficial interest, par value $.01 per share;
 an unlimited number authorized                                                                 92,883             92,167
Additional paid-in capital                                                                  85,739,379         84,895,820
Retained net realized gain on investments, prior years                                      13,703,839          5,423,509
Undistributed net investment income (Note 2D)                                                  357,094            402,704
Undistributed net realized gain on investments (Note 2D)                                     4,820,787          8,276,291
Net unrealized appreciation of investments (Notes 2A, 2B and 5)                                486,016          7,065,094
---------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                           105,199,998        106,155,585
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and net assets                                                          $135,458,024       $137,481,747
===========================================================================================================================
Shares of beneficial interest issued and outstanding                                         9,288,323          9,216,665
===========================================================================================================================
Net asset value per share                                                                 $      11.33       $      11.52
===========================================================================================================================

See Notes to Financial Statements.

CONSOLIDATED    MASSMUTUAL PARTICIPATION INVESTORS
STATEMENT OF ...................................................................
 OPERATIONS     For the years ended December 31, 1998 and 1997

                                                                                  1998                  1997
===============================================================================================================
INVESTMENT INCOME (NOTE 2B):
Interest                                                                     $ 11,258,613          $  9,882,497
Dividends                                                                         388,403               292,721
---------------------------------------------------------------------------------------------------------------
Total income                                                                   11,647,016            10,175,218
---------------------------------------------------------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                                                           987,685               964,592
Trustees' fees and expenses                                                        84,638                66,974
Transfer Agent/Registrar's expenses                                                52,755                49,925
Custodian's fees                                                                    9,000                    --
Interest (Note 4)                                                               1,471,432               983,508
Reports to shareholders                                                            12,000                13,000
Audit and legal                                                                    41,280                45,900
Other                                                                              83,579                38,011
---------------------------------------------------------------------------------------------------------------
Total expenses                                                                  2,742,369             2,161,910
---------------------------------------------------------------------------------------------------------------

Net investment income (1998 -- $.97 per share; 1997 -- $.87 per share)          8,904,647             8,013,308
---------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(NOTES 2A AND 2B):
Realized gain on investments                                                    9,040,646            14,479,645
Provision for federal income taxes (Note 2D)                                   (2,599,749)           (4,458,639)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                6,440,897            10,021,006
Net change in unrealized appreciation/depreciation of investments              (6,579,078)              368,411
---------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   (138,181)           10,389,417
---------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from operations                         $  8,766,466          $ 18,402,725
===============================================================================================================

See Notes to Financial Statements.

CONSOLIDATED    MASSMUTUAL PARTICIPATION INVESTORS
STATEMENT OF ...................................................................
 CASH FLOWS     For the years ended December 31, 1998 and 1997


                                                                                     1998                 1997
==================================================================================================================
NET INCREASE (DECREASE) IN CASH:
Cash flows from operating activities:
Interest and dividends received                                                 $ 11,372,634         $  8,956,003
Interest expense paid                                                             (1,498,309)            (931,627)
Operating expenses paid                                                             (659,902)          (1,091,813)
Federal income tax paid                                                           (4,458,639)          (2,606,720)
------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                          4,755,784            4,325,843
------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
Change in short-term portfolio securities, net                                    (4,446,491)           3,626,497
Purchase of portfolio securities                                                 (70,840,271)         (96,366,567)
Proceeds from disposition of portfolio securities                                 81,914,204           87,570,487
------------------------------------------------------------------------------------------------------------------
Net cash provided by (used for) investing activities                               6,627,442           (5,169,583)
------------------------------------------------------------------------------------------------------------------
Net cash provided by (used for) operating and investing activities                11,383,226             (843,740)
------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
Cash dividends paid from net investment income                                    (7,814,698)          (7,700,370)
Cash dividends paid from net realized gain on investments                         (1,600,758)          (1,884,963)
Proceeds from borrowings under revolving credit agreement                                 --           10,500,000
Note issuance costs paid                                                                  --              (12,500)
------------------------------------------------------------------------------------------------------------------
Net cash provided by (used for) financing activities                              (9,415,456)             902,167
------------------------------------------------------------------------------------------------------------------
Net increase in cash                                                               1,967,770               58,427
Cash -- beginning of year                                                             62,841                4,414
------------------------------------------------------------------------------------------------------------------
Cash -- end of year                                                             $  2,030,611         $     62,841
==================================================================================================================

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS
TO NET CASH FROM OPERATING AND INVESTING ACTIVITIES:
Net increase in net assets resulting from operations                            $  8,766,466         $ 18,402,725
------------------------------------------------------------------------------------------------------------------
(Increase) decrease in investments                                                 4,213,386          (24,237,709)
Increase in interest and dividends receivable, net                                   (41,201)            (849,915)
(Increase) decrease in receivable for investments sold                              (180,692)           3,885,770
Decrease in payable for investments purchased                                       (100,000)             (35,000)
Increase (decrease) in management fee payable                                         (1,668)              20,254
Increase (decrease) in interest payable                                              (26,877)              51,881
Increase in accounts payable                                                         676,823                   --
Note issuance costs paid                                                                  --               12,500
Increase (decrease) in accrued expenses                                              (64,121)              53,835
Increase (decrease) in accrued taxes                                              (1,858,890)           1,851,919
------------------------------------------------------------------------------------------------------------------
Total adjustments to net assets from operations                                    2,616,760          (19,246,465)
------------------------------------------------------------------------------------------------------------------
Net cash provided by (used for) operating and investing activities              $ 11,383,226         $   (843,740)
==================================================================================================================

Supplemental disclosure of non-cash financing activities:
  In 1998, the Trust issued 71,658 shares of beneficial interest as reinvestment of dividends paid from net investment income in the amount of $700,318 and from net realized gains in the amount of $143,957.

 See Notes to Financial Statements.

 CONSOLIDATED    MASSMUTUAL PARTICIPATION INVESTORS
 STATEMENT OF ..................................................................
CHANGES IN NET   For the years ended December 31, 1998 and 1997
    ASSETS



INCREASE (DECREASE) IN NET ASSETS:                                                         1998                 1997
=======================================================================================================================
OPERATIONS:
Net investment income                                                                $   8,904,647        $   8,013,308
Net realized gain on investments                                                         6,440,897           10,021,006
Net change in unrealized appreciation/depreciation of investments                       (6,579,078)             368,411
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     8,766,466           18,402,725

Net increase in shares of beneficial interest transactions                                 844,275                   --

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income (1998 -- $.96 per share; 1997 -- $.83 per share)                  (8,950,257)          (7,617,829)
Net realized gains on investments (1998 -- $.18 per share; 1997 -- $.19 per share)      (1,616,071)          (1,783,170)
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                 (955,587)           9,001,726

Net Assets, beginning of year                                                          106,155,585           97,153,859
-----------------------------------------------------------------------------------------------------------------------

Net Assets, end of year (including undistributed net investment income
in 1998 -- $357,094; 1997 -- $402,704)                                               $ 105,199,998        $ 106,155,585
=======================================================================================================================

See Notes to Financial Statements.


CONSOLIDATED        MASSMUTUAL PARTICIPATION INVESTORS
SELECTED PER........................................................................................................................
 SHARE DATA         Selected data for each share of beneficial interest outstanding for the years ended:


                                                            For the years ended December 31,
------------------------------------------------------------------------------------------------------------------------------------

                                  1998      1997      1996       1995      1994      1993      1992      1991      1990      1989
------------------------------------------------------------------------------------------------------------------------------------

Net asset value:
 Beginning of year             $ 11.52   $ 10.54   $ 10.34    $  8.84   $  9.13   $  8.58   $  8.58   $  8.29   $  9.14   $  9.21
------------------------------------------------------------------------------------------------------------------------------------

Net investment income             0.97      0.87      0.76       0.73      0.66      0.68      0.69      0.82      0.87      0.86
Net realized and unrealized
 gain (loss) on investments      (0.02)     1.13      0.42       1.50     (0.30)     0.57      0.07      0.35     (0.84)    (0.05)
------------------------------------------------------------------------------------------------------------------------------------

Total from investment
 operations                       0.95      2.00      1.18       2.23      0.36      1.25      0.76      1.17      0.03      0.81
------------------------------------------------------------------------------------------------------------------------------------

Dividends from net
 investment income to
 common shareholders             (0.96)    (0.83)    (0.78)     (0.73)    (0.65)    (0.69)    (0.69)    (0.82)    (0.88)    (0.84)

Distributions from net
 realized gain on investments
 to common shareholders          (0.18)    (0.19)    (0.20)        --        --        --     (0.07)    (0.06)       --     (0.04)

Distributions from return
 of capital to common
 shareholders                       --        --        --         --        --      (.01)       --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------

Total distributions              (1.14)    (1.02)    (0.98)     (0.73)    (0.65)    (0.70)    (0.76)    (0.88)    (0.88)    (0.88)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value:
 End of year                   $ 11.33   $ 11.52   $ 10.54    $ 10.34   $  8.84   $  9.13   $  8.58   $  8.58   $  8.29   $  9.14
------------------------------------------------------------------------------------------------------------------------------------

Per share market value:
 End of year                   $ 12.00   $ 11.63   $  9.25    $  9.13   $  7.38   $  8.00   $  7.38   $  8.63   $  6.63   $  8.25
====================================================================================================================================

Total investment return:
 Market value                    15.82%    43.05%    15.40%     34.65%     0.35%    17.67%    (6.33)%   44.00%    (9.82)%   (7.77)%
 Net asset value                 10.91%    24.10%    14.60%     26.11%     4.02%    15.01%     9.11%    14.34%     0.31%     9.10%

Net assets (in millions):
 End of year                   $105.20   $106.16   $ 97.15    $ 95.29   $ 81.43   $ 84.11   $ 79.05   $ 78.76   $ 75.82   $ 83.58

Ratio of operating expenses
 to average net assets            1.16%     1.12%     1.11%      1.28%     1.25%     1.26%     1.26%     1.28%     1.23%     1.27%

Ratio of interest expense
 to average net assets            1.35%     0.93%     0.85%      0.43%       --        --        --        --        --        --

Ratio of total expenses
 to average net assets            2.51%     2.05%     1.96%      1.71%     1.25%     1.26%     1.26%     1.28%     1.23%     1.27%

Ratio of net investment
 income to average
 net assets                       8.16%     7.59%     7.18%      7.56%     7.30%     7.66%     7.89%     9.50%     9.79%     9.18%

Portfolio turnover               54.53%    70.88%    68.48%     59.27%    51.42%    34.28%    36.04%    32.98%    16.25%    77.84%
------------------------------------------------------------------------------------------------------------------------------------

See Notes To Financial Statements.


CONSOLIDATED
SCHEDULE OF     MASSMUTUAL  PARTICIPATION  INVESTORS
INVESTMENTS ........................................................................................................................

                December 31, 1998

                                                                 SHARES, UNITS,
                                                                  WARRANTS OR                FAIR VALUE AT               FAIR VALUE
                                                                   PRINCIPAL     ACQUISITION  ACQUISITION      COST      AT 12/31/98
CORPORATE RESTRICTED SECURITIES--85.64%:(A)                          AMOUNT         DATE         DATE       (NOTE 2B)     (NOTE 2A)
====================================================================================================================================

Private Placement Investments -- 75.95%
ATI ACQUISITION CORPORATION
A manufacturer of disposable nonwoven protection products.
Senior Floating Rate Revolving Credit
 Note due 2006                                                      $  272,727      12/16/98   $  272,727   $  272,727   $   272,727
10% Senior Secured Note due 2006                                    $1,181,817      12/16/98    1,175,908    1,181,817     1,173,544
12% Subordinated Note due 2008                                      $  909,090      12/16/98      911,635      854,555       909,090
Common Stock (B)                                                   181,818 shs.     12/16/98      145,454      181,818       145,454
Warrant, exercisable until 2008, to purchase
 common stock at $1 per share (B)                                  129,870 shs.     12/16/98        1,299       54,545         1,299
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                2,507,023    2,545,462     2,502,114
                                                                                                ------------------------------------

ACCTECH, LLC
A designer and marketer of specialized cleaning products.
Senior Floating Rate Revolving Credit
 Note due 2002 (B)                                                  $  406,260       10/31/96     406,260      406,260       101,565
Senior Secured Series A Floating Rate
 Note due 2002 (B)                                                  $  357,694       10/31/96     352,333      357,694        89,424
10.1% Senior Secured Series A Note due 2002 (B)                     $  520,536       10/31/96     507,210      520,536       130,134
12% Senior Secured Series B Note due 2004 (B)                       $  549,000       10/31/96     577,603      494,100       137,250
Membership Interests (B)                                                 2 int.      10/31/96     131,756       73,511           233
Warrant, exercisable until 2004, to purchase
 membership interests at $.0l per interest (B)                           l int.      10/31/96          --       54,900            --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                1,975,162    1,907,001       458,606
                                                                                                ------------------------------------

ADVENTURE ENTERTAINMENT CORPORATION
An owner and operator of themed family entertainment centers.
7% Redeemable Series B Preferred Stock                                 903 shs.      10/31/97      88,050      890,955       859,148
Warrant, exercisable until 2005, to purchase
 Class A common stock at $.01 per share (B)                          3,222 shs.      10/31/97          32       12,495            32
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   88,082      903,450       859,180
                                                                                                   ---------------------------------

AMERICA'S BODY CO./LCP HOLDING CO
A designer and manufacturer of commercial work vehicles.
12% Senior Subordinated Note Due 2007                               $1,750,000        11/2/98   1,652,175    1,495,033     1,673,525
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                                     29 shs.       11/2/98          --      256,667            --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                1,652,175    1,751,700     1,673,525
                                                                                                ------------------------------------

APPLIED PROCESS SOLUTIONS, INC
An engineer and manufacturer of process systems for the oil
 and gas industry.
Limited Partnership Interests of Maloney
 Industries, Inc.(B)                                                   284 uts.      10/20/95     253,125      334,343       273,158
Limited Partnership Interests of APS
 Growth LLC (B)                                                    400,000 uts.       9/28/98     341,292      400,000       328,189
Warrant, exercisable until 2004, to purchase
 limited partnership interests at $.01 per unit (B)                    148 uts.      10/26/95         148           --       158,059
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  594,565      734,343       759,406
                                                                                                  ----------------------------------
ARDENT SOFTWARE, INC. -- O.T.C.
A manufacturer and distributor of database management software.
Common Stock (B)                                                    41,885 shs.      12/14/95     125,655      343,375       770,684
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  125,655      343,375       770,684
                                                                                                  ----------------------------------



CONSOLIDATED        MASSMUTUAL  PARTICIPATION  INVESTORS
SCHEDULE OF.........................................................................................................................
INVESTMENTS         December 31, 1998

                                                                   SHARES, UNITS,
                                                                    WARRANTS OR              FAIR VALUE AT               FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)                                 PRINCIPAL   ACQUISITION  ACQUISITION     COST      AT 12/31/98
(CONTINUED)                                                           AMOUNT        DATE         DATE      (NOTE 2B)     (NOTE 2A)
====================================================================================================================================

ASSOCIATED VINTAGE GROUP, INC.
A provider of custom wine production services in the United States.
11% Senior Subordinated Note due 2005                               $1,667,500     3/19/97    $1,637,318   $1,597,122   $1,000,500
Common Stock (B)                                                    15,675 shs.    3/19/97        61,875       82,500       41,250
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                                47,044 shs.    3/19/97        47,044       86,673          470
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               1,746,237    1,766,295    1,042,220
                                                                                               -------------------------------------

AVERSTAR, INC.
A provider of software systems, services and products to a
  variety of information technology users.
Senior Floating Rate Revolving Credit
  Note due 2001                                                     $  199,829     5/30/97       199,829      199,829      199,829
Senior Floating Rate Revolving Term
  Note due 2002                                                     $  626,106     8/31/95       626,106      621,473      626,106
Senior Secured Floating Rate Note due 2001                          $1,100,000     2/27/98     1,090,320    1,100,000    1,100,000
13% Senior Subordinated Note due 2002                               $  399,659     8/31/95         4,068      365,372      418,403
Class A Common Stock (B)                                             6,726 shs.    8/31/95         6,895        9,192       16,951
Class B Common Stock (B)                                            18,600 shs.    8/31/95        19,087       25,418       46,872
Class G Common Stock (B)                                            48,423 shs.    8/31/95         1,059       52,000      122,026
Class A Common Stock of IES Holdings (B)                             1,471 shs.    2/27/98            --           --           --
Class B Common Stock of IES Holdings (B)                             4,067 shs.    2/27/98            --           --           --
Warrants of IES Holdings (B)                                        10,588 shs.    2/27/98            --           --           --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               1,947,364    2,373,284    2,530,187
                                                                                               -------------------------------------

BERKSHIRE MEDICAL CENTER, INC.
A non-profit, regional acute care hospital.
10.5% Senior Note due 1999                                          $  226,364     5/15/89       226,364      226,364      230,846
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 226,364      226,364      230,846
                                                                                                 -----------------------------------

BETA BRANDS, INC. -- T.S.E.
A manufacturer of hard candy and chocolate-coated products
  sold primarily to the Canadian market.
Senior Secured Tranche A Floating Rate
  Note due 2004                                                     $1,147,000    12/23/97     1,136,906    1,147,000    1,138,283
14.75% Senior Secured Tranche B Note due 2005                       $  332,255    12/23/97       345,545      332,255      345,545
Limited Partnership Interests of CM
  Equity Partners (B)                                              405,584 int.   12/22/97       324,467      398,325      365,026
Warrant, exercisable until 2005, to purchase
  common stock at $.81 per share (B)                               107,267 shs.   12/23/97         1,073           --        1,073
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               1,807,991    1,877,580    1,849,927
                                                                                               -------------------------------------

BOYLE LEASING TECHNOLOGIES, INC.
A leasing company specializing in the leasing and rental
  of microticket business equipment.
12% Senior Subordinated Note due 2001                               $  600,000     8/16/94       539,832      576,250      616,920
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 539,832      576,250      616,920
                                                                                                 -----------------------------------


C&K MANUFACTURING AND SALES COMPANY
A manufacturer and distributor of branded packaging and
  supply products.
Senior Secured Floating Rate
  Revolving Credit Facility due 2002                                $  325,850     8/29/96       325,850      325,850      162,925
Senior Secured Series A Floating Rate
  Term Note due 2002                                                $1,172,085     8/29/96     1,159,544    1,172,085      586,043
12% Series B Term Note due 2004                                     $  266,000     8/29/96       261,877      255,309      133,000
Membership Interests (B)                                               133 int.    8/29/96       106,400       67,245        6,434
Warrant, exercisable until 2004, to purchase
  membership interests at $.01 per interest (B)                          8 int.    8/29/96            --       13,300           --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               1,853,671    1,833,789      888,402
                                                                                               -------------------------------------


CONSOLIDATED        MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF.........................................................................................................................
INVESTMENTS         December 31, 1998

                                                                  SHARES, UNITS,
                                                                   WARRANTS OR               FAIR VALUE AT               FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)                                PRINCIPAL   ACQUISITION   ACQUISITION    COST        AT 12/31/98
(CONTINUED)                                                           AMOUNT        DATE          DATE     (NOTE 2B)     (NOTE 2A)
====================================================================================================================================

CAINS FOODS, L.P.
A producer of mayonnaise, sauce and pickle products for
  both the retail and food service markets.
Senior Secured Floating Rate
Revolving Credit Note due 2000                                      $  421,621     9/29/95    $  421,621   $  421,621   $  418,324
10% Senior Secured Term Note due 2004                               $  648,648     9/29/95       648,648      648,648      651,502
11.5% Senior Subordinated Note due 2004                             $  472,975     9/29/95       447,855      455,099      478,462
8% Junior Subordinated Convertible Note
 due 2004, convertible into partnership
 points at $1,388.89 per point                                      $   54,054     9/29/95        54,054       54,054       67,043
Warrant, exercisable until 2006, to purchase
 partnership points at $.01 per point (B)                              19 pts.     9/29/95        25,130       25,130       31,428
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1,597,308    1,604,552    1,646,759
                                                                                               ------------------------------------
CAPITOL VIAL, INC
A producer of plastic vial containers.
Common Stock (B)                                                       33 shs.     12/30/97          131          164          131
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     131          164          131
                                                                                                    -------------------------------
CATALINA LIGHTING, INC. -- N.Y.S.E
A designer, importer and distributor of residential and office lighting fixtures.
 8% Convertible Subordinated Note due 2002,
 convertible into common stock at $7.31 per share                   $  375,000     3/31/94       355,012      375,000      342,037
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 355,012      375,000      342,037
                                                                                                 ----------------------------------
CHAPARRAL RESOURCES, INC. -- O.T.C
An international oil and gas exploration and production company.
Common Stock (B)                                                    2,460 shs.     12/3/97         1,599        1,599          761
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   1,599        1,599          761
                                                                                                   ---------------------------------

CIRRUS LOGIC, INC. -- O.T.C.
A designer and manufacturer of integrated circuits.
10.22% Secured Leverage Lease Notes due 2002                        $  546,195     11/1/96       534,069      546,195      535,161
10.14% Secured Leverage Lease Notes due 2004                        $  626,916     11/1/96       608,421      626,915      609,990
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1,142,490    1,173,110    1,145,151
                                                                                               ------------------------------------
COAST DISTRIBUTION SYSTEM, THE -- A.S.E.
A wholesale distributor of recreational vehicle and marine
  parts and accessories.
11.2% Senior Subordinated Secured
 Note due 1999                                                      $  233,500     6/26/89       240,948      233,500      225,654
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 240,948      233,500      225,654
                                                                                                 -----------------------------------

CONSUMER PRODUCT ENTERPRISES, INC.
A manufacturer of colored acrylic felt for consumer use.
Senior Secured Floating Rate
 Revolving Credit Notes due 2000                                    $  169,180     12/8/95       169,180      169,180      168,559
10.75% Senior Secured Term Note due 2003                            $  507,031     12/8/95       512,278      507,031      505,560
12% Senior Subordinated Note due 2005                               $  400,287     12/8/95       401,929      382,240      393,723
Common Stock (B)                                                    92,280 shs.    12/8/95        69,210       92,280       69,210
Warrant, exercisable until 2005, to purchase
 common stock at $.01 per share (B)                                 69,210 shs.    12/8/95           692       25,426          692
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               1,153,289    1,176,157    1,137,744
                                                                                               -------------------------------------

CONTICO INTERNATIONAL, INC.
A developer, manufacturer and marketer of consumer,
  commercial and industrial plastic products.
12% Senior Subordinated Note due 2003                               $  500,000     3/23/93       522,800      500,000      532,900
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 522,800      500,000      532,900
                                                                                                 -----------------------------------


CONSOLIDATED    MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS     December 31, 1998


                                                                   SHARES, UNITS,
                                                                    WARRANTS OR               FAIR VALUE AT              FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)                                 PRINCIPAL    ACQUISITION  ACQUISITION     COST      AT 12/31/98
(CONTINUED)                                                            AMOUNT         DATE        DATE       (NOTE 2B)    (NOTE 2A)
====================================================================================================================================

CONTROL DEVICES, INC. -- O.T.C
A producer of high quality electromechanical circuit
  protector devices and photo-optic sensors.
Common Stock (B)                                                      96,666 shs.      *       $   14,562   $    8,737   $1,469,323
------------------------------------------------------------------------------------------------------------------------------------

 *  7/29/94 and 10/8/96                                                                            14,562        8,737    1,469,323
                                                                                               -------------------------------------

DEALER SOLUTIONS HOLDINGS, INC
A vertical application software company.
Convertible Preferred Stock (B)                                       111,111 shs.    5/12/98     250,000      250,000      200,000
Warrant to purchase common stock
 at $.01 per share (B)                                                21,556 shs.     5/12/98          --           --          216
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  250,000      250,000      200,216
                                                                                               -------------------------------------

DISCOUNT AUTO PARTS
A retailer of auto parts.
9.8% Senior Secured Note due 2003                                     $  750,000      11/2/89     724,575      750,000      788,775
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  724,575      750,000      788,775
                                                                                               -------------------------------------

DIVERSCO, INC./DHI HOLDINGS, INC
A contract provider of janitorial and equipment maintenance
  services and temporary production labor to industrial customers.
12% Senior Subordinated Note due 2006                                 $1,407,000      8/28/98   1,399,543    1,279,091    1,391,242
Membership Interests of MM/Lincap Diversco
 Investments Ltd., LLC (B)                                            3,665 int.       *          293,196      366,495      293,196
Warrant, exercisable until 2003 & 2006, to purchase
 common stock of DHI Holdings, Inc.
 at $.01 per share (B)                                                1,814 shs.       *               18      201,654           18
------------------------------------------------------------------------------------------------------------------------------------

 *  10/24/96 and 8/28/98                                                                        1,692,757    1,847,240    1,684,456
                                                                                               -------------------------------------

EAGLE PACIFIC INDUSTRIES, INC. -- O.T.C
An extruder of small and medium diameter plastic pipe
  and tubing in the United States.
8% Redeemable Convertible Preferred Stock,
 convertible into common stock at $4.26 per share 1,700 shs                           5/9/97    1,692,860    1,700,000    1,731,620
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                1,692,860    1,700,000    1,731,620
                                                                                               -------------------------------------

EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems.
Senior Secured Tranche A Floating Rate
 Note due 2005                                                        $  640,000      3/2/98      635,136      640,000      635,648
8.85% Senior Secured Tranche A Note due 2005                          $  640,000      3/2/98      596,096      640,000      603,136
11.75% Senior Secured Tranche B Note due 2006                         $  350,000      3/2/98      371,875      297,329      371,665
Common Stock (B)                                                      13,524 shs.     2/11/98      38,000       47,691       38,000
Limited Partnership Interests of CM
 Equity Partners (B)                                                    635 int.      2/11/98      50,820       63,525       50,820
Warrant, exercisable until 2006, to purchase
 common stock at $.01 per share (B)                                   17,391 shs.     3/2/98          174       56,000          174
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                1,692,101    1,744,545    1,699,443
                                                                                               -------------------------------------

FAXSAV INCORPORATED -- O.T.C
An Internet communications company.
Common Stock (B)                                                        117 shs.      11/9/98         380          380          362
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      380          380          362
                                                                                               -------------------------------------


CONSOLIDATED    MASSMUTUAL  PARTICIPATION  INVESTORS
SCHEDULE OF  ...................................................................
INVESTMENTS     December 31, 1998



                                                                 SHARES, UNITS,
                                                                  WARRANTS OR               FAIR VALUE AT               FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)                               PRINCIPAL    ACQUISITION  ACQUISITION     COST       AT 12/31/98
(CONTINUED)                                                          AMOUNT         DATE         DATE      (NOTE 2B)     (NOTE 2A)
------------------------------------------------------------------------------------------------------------------------------------

FLEMING ACQUISITION CORPORATION
A supplier of high-quality, premium printed labels for
  distilled spirits, wine, food and household products.
Common Stock (B)                                                     270 shs.      4/28/95    $  609,908   $  135,000   $   12,150
Warrant, exercisable until 2005, to purchase
 common stock at $.01 per share (B)                                  190 shs.      4/28/95        49,116       85,226        8,543
Incentive Warrant, exercisable from 1998 until 2000,
 to purchase common stock at $.01 per share (B)                       10 shs.      4/28/95         1,671        1,136          432
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 660,695      221,362       21,125
                                                                                              --------------------------------------

GOLDEN BEAR OIL SPECIALTIES
A manufacturer of asphalt and specialty lubricating and
  processing oils.
17% Senior Subordinated Note due 2005                              $1,618,862      7/18/97     1,634,403    1,587,219    1,657,068
12% Series A Convertible Preferred Stock                             126 shs.      6/19/98       125,880      125,884      126,774
12% Preferred Stock                                                  156 shs.      7/18/97        15,746      155,556       99,278
Common Stock (B)                                                   10,400 shs.     7/18/97        43,369       38,920          104
Warrant, exercisable until 2005, to purchase
 common stock at $.001 per share (B)                               11,670 shs.     7/18/97           117       35,010          117
Warrant, exercisable until 2010, to purchase
 common stock at $.001 per share (B)                               8,556 shs.      7/18/97            86           --           86
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               1,819,601    1,942,589    1,883,427
                                                                                              --------------------------------------

GRAND LYON ENTERPRISES LLC
A manufacturer and marketer of Grand Lyon Bordeaux Ketchup.
Limited Liability Interests (B)                                    1,102 int.      5/15/98       110,174      110,174       99,157
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 110,174      110,174       99,157
                                                                                              --------------------------------------

HARTZELL MANUFACTURING, INC./CMS HOLDING COMPANY
A provider of contract engineering, manufacturing, and assembly services for a variety of industrial manufacturing companies.
12.5% Senior Subordinated Note due 2007.                           $1,313,100       *          1,329,514    1,175,875    1,330,564
Common Stock (B)                                                   31,769 shs.      *            299,165      398,889      299,167
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                                15,010 shs.      *              1,669      157,572        1,501
------------------------------------------------------------------------------------------------------------------------------------
* 4/18/97 and 10/8/98                                                                          1,630,348    1,732,336    1,631,232
                                                                                              --------------------------------------

HATCO CORPORATION
A specialty chemical company focused on the production
  of industrial synthetic lubricants and plasticizers.
Senior Secured Floating Rate Term Loan due 2003                    $1,750,000      1/31/97     1,739,675    1,750,000    1,750,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               1,739,675    1,750,000    1,750,000
                                                                                              --------------------------------------

HIGHLAND HOMES HOLDINGS, INC.
A single family home builder operating in the Dallas-Fort
  Worth and Atlanta areas.
12.75% Senior Note due 1999                                        $  187,500      11/18/93      185,644      187,500      193,650
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 185,644      187,500      193,650
                                                                                              --------------------------------------

HUDSON RIVER CAPITAL, LLC
An acquirer of controlling or substantial interests in
  manufacturing and marketing entities.
Series A Preferred Units (B)                                       22,183 uts.     7/21/94       196,827      143,122      210,735
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 196,827      143,122      210,735
                                                                                              --------------------------------------

HUNTON & WILLIAMS
A major law firm in Richmond, Virginia.
9.84% Senior Secured Note due 2000                                 $   90,875      12/21/90       89,356       90,875       92,783
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  89,356       90,875       92,783
                                                                                              --------------------------------------


CONSOLIDATED   MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS    December 31, 1998


                                                         SHARES, UNITS,
                                                          WARRANTS OR                   FAIR VALUE AT                FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)                       PRINCIPAL      ACQUISITION    ACQUISITION      COST      AT 12/31/98
(CONTINUED)                                                  AMOUNT           DATE           DATE       (NOTE 2B)    (NOTE 2A)
====================================================================================================================================

HUSSEY SEATING COMPANY
A manufacturer of spectator seating products
Senior Secured Floating Rate
 Revolving Note due 2003                                   $  225,000        6/12/96     $  222,796    $  225,000    $  225,000
Senior Secured Floating Rate Note due 2003                 $  318,750        6/12/96        315,595       318,750       318,750
10% Senior Secured Note due 2003                           $  318,750        6/12/96        310,335       318,750       318,750
12% Subordinated Secured Note due 2006                     $  675,000        6/12/96        663,660       582,220       732,038
Warrant, exercisable until 2006, to purchase
 common stock at $.01 per share (B)                        1,776 shs.        6/12/96             18       112,500       170,981
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          1,512,404     1,557,220     1,765,519
                                                                                          ------------------------------------------

IRON MOUNTAIN INC. -- O.T.C.
A records management company.
Common Stock (B)                                           1,768 shs.        6/26/98         33,804        33,795        57,383
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             33,804        33,795        57,383
                                                                                          ------------------------------------------

J. BAKER, INC. -- O.T.C.
A wholesaler and retailer of shoes.
12.96% Senior Subordinated Note due 1999                   $  300,000        6/21/89        299,220       300,000       289,140
Warrant, exercisable until 1999, to purchase
 common stock at $18.80 per share (B)                      $   27,355        6/21/89          2,736        73,285           274
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            301,956       373,285       289,414
                                                                                          ------------------------------------------

JACKSON PRODUCTS, INC.
A manufacturer and distributor of a variety of
  industrial and highway safety products.
Common Stock (B)                                             217 shs.        8/16/95         21,702        21,702        89,065
Warrant, exercisable until 2005, to purchase
 common stock at $.01 per share (B)                          999 shs.        8/16/95         99,838        99,866       410,060
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            121,540       121,568       499,125
                                                                                          ------------------------------------------

KAPPLER SAFETY GROUP, INC.
A manufacturer of protective apparel for the
 industrial/safety, clean room and healthcare markets.
13% Senior Subordinated Note due 2004                      $1,667,000        12/2/96      1,692,505     1,543,229     1,630,993
Warrant, exercisable until 2004, to purchase
 common stock at $.01 per share (B)                        28,717 shs.       12/2/96         28,717       166,700           287
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          1,721,222     1,709,929     1,631,280
                                                                                          ------------------------------------------

LATIN COMMUNICATIONS GROUP
An operator of Spanish-language media in North America.
5% Subordinated Note due 2005 (B)                          $   23,297        2/4/98          16,308        16,938        16,737
Common Stock (B)                                           49,295 shs.            *         319,444       413,242       462,137
------------------------------------------------------------------------------------------------------------------------------------

 *  2/14/95, 12/1/95, 2/27/96 and 2/4/98                                                    335,752       430,180       478,874
                                                                                          ------------------------------------------

LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
  accessories for new and used sport utility vehicles,
  trucks and vans.
12.5% Senior Subordinated Note due 2006                    $1,628,800        12/23/98     1,417,056     1,417,245     1,594,432
Common Stock (B)                                           25,476 shs.       12/23/98       178,332       178,333       142,666
Warrant, exercisable until 2006, to purchase
 common stock at $.11 per share (B)                        42,410 shs.       12/23/98           424       211,744           424
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          1,595,812     1,807,322     1,737,522
                                                                                          ------------------------------------------

LLOYD'S BARBECUE COMPANY
A manufacturer and marketer of packaged barbecue meats
  and related products.
18% Senior Subordinated Note due 2006                      $  863,307        9/30/97        863,307       863,307       863,307
Membership Interests of LFPI Mainstreet (B)                9,362 uts.        9/30/97        936,250       936,199     2,434,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          1,799,557     1,799,506     3,297,557
                                                                                          ------------------------------------------


CONSOLIDATED   MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS    December 31, 1998

                                                             SHARES, UNITS,
                                                               WARRANTS OR                FAIR VALUE AT               FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)                            PRINCIPAL     ACQUISITION  ACQUISITION     COST      AT 12/31/98
(CONTINUED)                                                      AMOUNT           DATE         DATE      (NOTE 2B)    (NOTE 2A)
====================================================================================================================================

LOUIS DREYFUS NATURAL GAS CORPORATION -- A.S.E
An independent oil and gas company engaged principally
  in the acquisition, development and management of oil
  and gas properties.
Warrant, exercisable until 2004, to purchase
 common stock at $17.81 per share (B)                           51,671 shs.      12/27/91   $   24,857   $   19,356   $    5,167
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                24,857       19,356        5,167
                                                                                            ----------------------------------------

MAXTEC INTERNATIONAL CORP
A manufacturer and distributor of remote control operating
 systems for overhead cranes.
Senior Floating Rate Revolving Credit
 Facility due 2001                                              $  164,839       6/28/95       164,839      164,839      164,839
Common Stock (B)                                                38,462 shs.      6/28/95        96,059      115,386      110,771
Warrant, exercisable from 1998 until 2005, to
 purchase common stock at $.01 per share (B)                    19,795 shs.      6/28/95        49,325       85,714       56,833
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               310,223      365,939      332,443
                                                                                            ----------------------------------------

MERIT INDUSTRIES, INC
A designer and manufacturer of coin-operated video and
  dart games.
12% Senior Subordinated Note due 2006                           $1,258,146       8/19/98     1,234,619    1,167,698    1,227,951
Limited Partnership Interests (B)                               493,620 int.     8/12/98       444,257      474,055      426,636
Warrants, exercisable until 2006, to purchase
 limited partnership interests at $.01 per share (B)              927 int.       8/19/98             9       92,706            9
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             1,678,885    1,734,459    1,654,596
                                                                                            ----------------------------------------

MICROMUSE, INC. -- O.T.C
A provider of service-level management software.
Common Stock (B)                                                   86 shs.       11/10/98        1,634        1,634        1,509
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 1,634        1,634        1,509
                                                                                            ----------------------------------------

MW INVESTORS I LLC
A structured investment relying on Tenneco, Inc., whose
  business includes natural gas, auto parts and packaging.
Floating Rate Subordinated Note due 2007                        $1,685,250       12/29/97    1,685,250    1,685,250    1,687,778
5.05% Membership Interests                                      2,590 int.       12/29/97       28,208       62,280       64,750
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             1,713,458    1,747,530    1,752,528
                                                                                           -----------------------------------------

N2K, INC. -- O.T.C
A music entertainment company which uses the internet as
  a global platform for the promoting and merchandising
  of music and related merchandise.
Warrant, exercisable until 2004, to purchase
 common stock at $12 per share (B)                              13,889 shs.      8/6/97            139           --       13,281
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   139           --       13,281
                                                                                           -----------------------------------------


NU HORIZONS ELECTRONICS CORP. -- O.T.C
A distributor of high technology active and passive
  electronic devices.
8.25% Convertible Subordinated Note due 2002,
 convertible into common stock at $9 per share                  $  705,900       8/31/94       712,959      705,900      717,971
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               712,959      705,900      717,971
                                                                                           -----------------------------------------

OLYMPIC BOAT CENTERS, INC
An operator of boat dealerships in Washington state
  and British Columbia.
12% Senior Subordinated Note due 2006                           $1,387,000       8/7/98      1,382,284    1,215,684    1,371,466
Limited Partnership Interests (B)                               414,171 int.     8/7/98        372,754      373,685      336,307
Warrant, exercisable until 2007, to purchase
 limited partnership interests at $.01
 per interest (B)                                               12,896 int.      8/7/98            129      175,200          129
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             1,755,167    1,764,569    1,707,902
                                                                                           -----------------------------------------


CONSOLIDATED   MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS    December 31, 1998


                                                         SHARES, UNITS,
                                                           WARRANTS OR                 FAIR VALUE AT                  FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)                        PRINCIPAL     ACQUISITION   ACQUISITION      COST        AT 12/31/98
(CONTINUED)                                                  AMOUNT           DATE          DATE       (NOTE 2B)      (NOTE 2A)
====================================================================================================================================

PACIFIC COAST FEATHER COMPANY
A manufacturer and marketer of natural fill and
  synthetic fill bed pillows and comforters.
15.5% Senior Subordinated Note due 2004                    $1,750,000        6/27/97    $ 1,768,025    $1,750,000    $1,828,050
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          1,768,025     1,750,000     1,828,050
                                                                                        --------------------------------------------

PAR ACQUISITION CORP.
A manufacturer of fuel handling systems for nuclear
  power plants and hazardous waste.
14.5% Senior Subordinated Note due 2000                    $  420,833        2/5/93         420,160       420,833       420,833
8% Convertible Preferred Stock due 2001,
 convertible into common stock at $2 per share             83,333 shs.       2/5/93         166,667       166,667       293,333
Common Stock (B)                                          133,333 shs.       2/5/93         333,333       333,333       469,333
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            920,160       920,833     1,183,499
                                                                                        --------------------------------------------

PARIBAS CAPITAL FUNDING LLC
A collateralized loan obligation managed by the U.S.
  Merchant Banking Group of Banque Paribas.
Subordinated Floating Rate Note due 2010                   $1,750,000         *           1,743,472     1,750,000     1,740,550
------------------------------------------------------------------------------------------------------------------------------------

 *  12/20/96, 5/20/97 and 6/20/97                                                         1,743,472     1,750,000     1,740,550
                                                                                        --------------------------------------------

PG&E GAS TRANSMISSION
An owner and operator of natural gas pipeline systems
  principally serving Texas intrastate markets.
10.58% Senior Note due 2000                                $  142,857        12/20/90       145,239       142,857       147,557
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            145,239       142,857       147,557
                                                                                        --------------------------------------------

PHARMACEUTICAL BUYERS, INC.
A group purchasing organization which specializes in
  arranging and negotiating contracts for the purchase
  of pharmaceutical goods and medical equipment.
10.5% Senior Secured Note due 2005                         $  362,812        11/30/95       378,087       362,812       377,470
10.5% Senior Secured Convertible Note
 due 2005, convertible into common stock
 at $50,000 per share                                      $   97,500        11/30/95       102,668        97,500       110,380
Common Stock                                                   3 shs.        11/30/95       113,906       169,000       100,401
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            594,661       629,312       588,251
                                                                                        --------------------------------------------

PLASTIPAK PACKAGING, INC.
A manufacturer of plastic containers.
10.64% Senior Subordinated Note due 2006                   $1,750,000        10/25/96     1,701,875     1,712,757     1,775,375
Warrant, exercisable until 2006, to purchase
 common stock at $.01 per share (B)                           49 shs.        10/25/96        27,799        46,812        20,469
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          1,729,674     1,759,569     1,795,844
                                                                                        --------------------------------------------

PLAYCORE, INC. -- A.S.E.
A manufacturer and distributor of home playground
  equipment and accessories.
12% Subordinated Note due 2005                             $1,562,500        3/13/97      1,292,500     1,267,347     1,435,156
Limited Partnership Interests of Green
 Grass Capital II, LLC (B)                                 40,774 uts.       3/13/97        146,786       216,956       148,825
Warrant, exercisable until 2005, to purchase
 limited partnership interests of Green Grass
 Capital II, LLC at $.01 per unit (B)                      74,022 uts.       3/13/97        265,887       340,361       269,588
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          1,705,173     1,824,664     1,853,569
                                                                                        --------------------------------------------


CONSOLIDATED  MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS   December 31, 1998


                                                                   SHARES, UNITS,
                                                                    WARRANTS OR              FAIR VALUE AT               FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)                                 PRINCIPAL  ACQUISITION   ACQUISITION     COST       AT 12/31/98
(CONTINUED)                                                            AMOUNT       DATE          DATE      (NOTE 2B)    (NOTE 2A)
====================================================================================================================================
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves and controls.
Senior Secured Floating Rate
 Revolving Credit Facility due 2003                                  $  431,950     7/22/96   $  403,583   $  431,950   $  413,463
Senior Secured Floating Rate Term
 Note due 2003                                                       $1,304,000     7/22/96    1,291,221    1,304,000    1,265,532
12% Senior Secured Term Note due 2004                                $  244,500     7/22/96      241,273      205,224      242,373
8% Preferred Stock                                                     116 shs.     7/22/96      110,120      115,911       91,959
Common Stock (B)                                                       299 shs.     7/22/96       10,849       14,489        9,953
Warrant, exercisable until 2004, to purchase
 common stock at $.01 per share (B)                                    162 shs.     7/22/96            2       49,000        5,368
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2,057,048    2,120,574    2,028,648
                                                                                              --------------------------------------
PROCESS CHEMICALS, LLC
A specialty chemical company that manufactures process
  chemicals for the fertilizer, asphalt and concrete industries.
6% Redeemable Preferred Membership Interests                         1,000 int.     7/31/97       98,380    1,029,217    1,060,172
Common Membership Interests                                          4,465 int.     7/31/97       11,252       65,124       11,252
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 109,632    1,094,341    1,071,424
                                                                                              --------------------------------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products,
  related breeding and healthcare products and specialty
  genetics sold to the dairy and beef industries.
11.67% Senior Secured Note due 2004                                  $  400,000     8/12/94      394,720      400,000      280,000
11.51% Junior Secured Note due 1999                                  $  200,000     8/12/94      195,760      200,000      120,000
9.8% Redeemable Exchangeable Preferred Stock                         3,333 shs.     8/12/94      282,633      333,333       83,333
Common Stock (B)                                                       497 shs.     8/12/94            5           --           37
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 873,118      933,333      483,370
                                                                                              --------------------------------------
RAILTEX, INC. -- O.T.C.
An operator of short-line railroads in the Midwest, West and Canada.
12% Senior Subordinated Note due 2002                                $  750,000     2/16/93      799,575      750,000      805,575
Common Stock (B)                                                     17,750 shs.    2/16/93      170,400      170,400      190,757
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 969,975      920,400      996,332
                                                                                              --------------------------------------
RENT-WAY, INC. -- O.T.C.
An operator of rent-to-own stores across the United States.
Warrant, exercisable until 2002, to purchase
 common stock at $9.94 per share (B)                                 10,000 shs.    7/18/95          100           --      140,293
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     100           --      140,293
                                                                                              --------------------------------------
SHARP INTERNATIONAL CORP.
A designer and distributor of wrist watches, clocks,
  pens and mechanical pencils.
11% Subordinated Debenture due 2006                                  $1,100,000     7/10/98    1,054,130    1,084,914    1,057,870
Warrants, exercisable until 2006, to purchase
 common stock at $.01 per share (B)                                  17,764 shs.    7/10/98          178       15,086          178
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               1,054,308    1,100,000    1,058,048
                                                                                              --------------------------------------
STAR INTERNATIONAL HOLDINGS, INC.
A manufacturer of commercial cooking appliances.
9.65% Senior Secured Note due 2004                                   $  338,059     5/27/94      338,059      338,059      341,642
10.5% Subordinated Note due 2004                                     $  179,104     5/27/94      179,104      179,104      179,408
Common Stock (B)                                                     1,077 shs.     5/27/94       64,904       64,904       37,280
Warrant, exercisable until 2004, to purchase
 common stock at $.01 per share (B)                                    806 shs.     5/27/94            8           --       27,892
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 582,075      582,067      586,222
                                                                                              --------------------------------------

CONSOLIDATED     MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS      December 31, 1998

                                                                  SHARES, UNITS,
                                                                   WARRANTS OR              FAIR VALUE AT               FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)                                PRINCIPAL   ACQUISITION  ACQUISITION      COST     AT 12/31/98
(CONTINUED)                                                           AMOUNT        DATE        DATE       (NOTE 2B)    (NOTE 2A)
==================================================================================================================================
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as
  safety products, janitorial supplies, work apparel,
  washroom and restroom supplies and sanitary care products.
12.5% Senior Subordinated Note due 2006                           $  1,356,000      2/4/98    $1,381,086   $1,183,779   $1,377,289
Common Stock (B)                                                      315 shs.      2/4/98       283,500      315,000      283,500
Warrants to purchase shares of Class B
 common stock at .01 per share (B)                                    222 shs.      2/4/98             2      184,416            2
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1,664,588    1,683,195    1,660,791
                                                                                               -----------------------------------
TIDEWATER HOLDINGS, INC.
An operator of a barge transportation line on the
  Columbia/Snake River system.
Convertible Preferred Stock, convertible into
 common stock at $1,000 per share (B)                                 560 shs.      7/25/96      504,000      560,000      374,704
Warrant, exercisable until 2008, to purchase
 common stock at $.01 per share (B)                                   237 shs.      7/25/96           21       24,103      158,498
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 504,021      584,103      533,202
                                                                                               -----------------------------------
TRANSMONTAIGNE OIL COMPANY -- A.S.E.
An independent petroleum products marketing company.
12.75% Senior Subordinated Debenture due 2000                     $  1,200,000      3/28/91    1,274,280    1,181,264    1,252,920
Common Stock (B)                                                  203,165 shs.            *      314,108      598,597    2,611,930
Warrant, exercisable until 2001, to purchase
 common stock at $3.60 per share (B)                               74,606 shs.      3/28/91        7,461       42,000      730,855
----------------------------------------------------------------------------------------------------------------------------------
 * 3/28/91, 12/18/91, 9/30/92, 9/30/93,                                                        1,595,849    1,821,861    4,595,705
 9/30/94, 3/31/95 and 5/9/95                                                                   -----------------------------------

TREND TECHNOLOGIES, INC.
A manufacturer and assembler of plastic injection molded parts.
12% Subordinated Note due 2005                                    $  1,256,800      3/21/97    1,296,389    1,255,236    1,218,719
Limited Partnership Interests of
 Riverside V Holding Company L.P.                                   2,680 uts.            *      327,880      295,540      221,655
Limited Partnership Interests of
 Riverside V-A Holding Company L.P.                                 5,734 uts.            *      742,789      632,342      505,874
Warrant, exercisable until 2005, to purchase
 common stock at $.01 per share (B)                                 1,565 uts.      3/21/97        1,565        1,565          157
----------------------------------------------------------------------------------------------------------------------------------
 * 3/21/97, 10/16/97 and 11/19/97                                                              2,368,623    2,184,683    1,946,405
                                                                                               -----------------------------------
TRIDEX CORP. -- O.T.C.
A designer and manufacturer of point-of-sale monitors and
  keyboards used by retailers and restaurants.
12% Senior Subordinated Note due 2005                             $  1,500,000      4/17/98    1,478,850    1,500,000    1,402,350
Common Stock (B)                                                   35,714 shs.      4/17/98      249,998      249,998       92,410
Warrant, exercisable until 2005, to purchase
 common stock at $7 per share (B)                                  47,854 shs.      4/17/98           --           --        4,785
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1,728,848    1,749,998    1,499,545
                                                                                               -----------------------------------
TRUSEAL TECHNOLOGIES, INC.
A manufacturer of sealant systems for the North American
  window and door market.
12.25% Senior Subordinated Note due 2006                          $  1,338,000      6/23/97    1,367,168    1,169,393    1,384,161
Limited Partnership Interests (B)                                   4,123 uts.      6/17/97      371,070      412,300      371,070
Warrant, exercisable until 2006, to purchase
 limited partnership interests at $.01 per unit (B)                   630 uts.      6/23/97            6      188,536            6
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1,738,244    1,770,229    1,755,237
                                                                                               -----------------------------------

CONSOLIDATED      MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998

                                                             SHARES, UNITS,
                                                              WARRANTS OR                 FAIR VALUE AT                 FAIR VALUE
CORPORATE RESTRICTED SECURITIES: (A)                           PRINCIPAL    ACQUISITION    ACQUISITION       COST       AT 12/31/98
(CONTINUED)                                                      AMOUNT         DATE           DATE       (NOTE 2B)     (NOTE 2A)
----------------------------------------------------------------------------------------------------------------------------------
U.S. NETTING, INC.
A manufacturer of plastic netting for a wide
  variety of industries.
11% Senior Secured Note due 2005                               $   722,300      5/3/95     $   798,719   $   722,300   $   744,764
12% Subordinated Note due 2005                                 $   326,200      5/3/95         367,008       312,405       343,945
Common Stock (B)                                                2,457 shs.      5/3/95          81,376       195,720         3,125
Warrant, exercisable until 2005, to purchase
 common stock at $.01 per share (B)                             1,398 shs.      5/3/95          46,291        17,971         1,767
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             1,293,394     1,248,396     1,093,601
                                                                                           ---------------------------------------
U.S. SILICA COMPANY
A producer of high grade industrial and specialty
  ground silica sands in North America.
Redeemable Preferred Stock Series A (B)                        20,999 shs.      12/19/96       145,826       194,435       145,825
Convertible Preferred Stock Series B,
 convertible into Series B common stock
 at $9.26 per share (B)                                        41,998 shs.      12/19/96       291,655       388,865       291,651
Warrant, exercisable until 2005, to purchase
 Series A preferred stock and Series B preferred
 stock at $.01 per unit (B)                                     3,241 uts.      12/19/96         6,482            65         2,071
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               443,963       583,365       439,547
                                                                                           ---------------------------------------
US AIRWAYS GROUP -- N.Y.S.E.
A domestic and international airline.
10.8% Series A Secured Loan Certificates due 2003              $   378,528      6/29/94        321,749       346,845       394,389
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               321,749       346,845       394,389
                                                                                           ---------------------------------------
VICTORY VENTURES, LLC
An acquirer of controlling or substantial
  interests in other entities.
Series A Preferred Units (B)                                    2,817 uts.      12/2/96          3,175         6,687         5,353
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 3,175         6,687         5,353
                                                                                           ---------------------------------------
VITEX PACKAGING, INC.
A manufacturer of specialty packaging, primarily
  envelopes and tags used on tea bags.
Senior Secured Floating Rate
 Revolving Credit Facility due 2003                            $   316,238      1/2/98         313,708       316,238       314,088
Senior Secured Floating Rate Term Note due 2005                $ 1,092,000      1/2/98       1,083,373     1,092,000     1,084,793
12% Senior Secured Tranche B Note due 2007                     $   336,000      1/2/98         339,394       310,800       337,310
Limited Partnership Interests of
 Riverside VI Holding Company L.P.                             161,891 int.     12/30/97         1,295       150,222       120,172
Warrant, exercisable until 2007, to purchase
 common stock at $.01 per share (B)                                44 shs.      1/2/98              --        25,201            --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             1,737,770     1,894,461     1,856,363
                                                                                           ---------------------------------------

Sub-Total Private Placement Investments                                                    $73,849,506    77,955,800    79,893,324
                                                                                           ===========----------------------------

CONSOLIDATED      MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998


CORPORATE RESTRICTED SECURITIES: (A)                                                SHARES OR                       FAIR VALUE
(CONTINUED)                                          INTEREST           DUE         PRINCIPAL         COST         AT 12/31/98
RULE 144 SECURITIES -- 9.69%: (A)                      RATE             DATE          AMOUNT        (NOTE 2B)       (NOTE 2A)
==============================================================================================================================
BONDS -- 7.55%
ADV Accessory & AAS CAP                                9.750%         10/01/07     $   575,000     $   574,996     $   572,125
Atlantic Coast Airlines Inc.                           8.750          01/01/07         723,299         724,284         708,392
Bell Sports, Inc.                                     11.000          08/15/08         350,000         350,000         353,500
Climachem, Inc.                                       10.750          12/01/07         100,000          96,000         100,500
Cuddy International Corp.                             10.750          12/01/07         470,000         462,978         427,700
Derby Cycle Corp.                                     10.000          05/15/08         425,000         425,000         365,500
Enserch Exploration, Inc.                              7.540          01/02/09         956,233         956,233         904,836
Great Lakes Dredge & Dock Corp.                       11.250          08/15/08         350,000         350,000         358,750
McLeodUSA Incorporated                                 8.375          03/15/08         275,000         284,281         276,375
McLeodUSA Incorporated                                 9.500          11/01/08         175,000         175,000         186,375
Mrs Fields Original Cookies, Inc.                     10.125          12/01/04         700,000         679,007         675,500
Oxford Health Plans                                   11.000          05/15/05          85,000          85,000          81,600
Philipp Brothers Chemicals, Inc.                       9.875          06/01/08         325,000         307,219         318,500
Renter's Choice, Inc.                                 11.000          08/15/08         350,000         350,000         355,250
TCW Leveraged Income Trust, LP                         8.410          03/31/04       1,500,000       1,500,000       1,500,000
Von Hoffman Press, Inc.                               10.375          05/15/07         735,000         736,150         757,050
------------------------------------------------------------------------------------------------------------------------------
Total Bonds                                                                        $ 8,094,532       8,056,148       7,941,953
                                                                                   ===========--------------------------------
CONVERTIBLE BONDS -- 1.10%
Antec Corp                                             4.500          05/15/03     $   150,000         150,000         151,312
Arbor Software Corporation                             4.500          03/15/05         100,000         100,000          72,272
Equity Corporation International                       4.500          12/31/04         200,000         200,000         240,126
Key Energy Group                                       5.000          09/15/04         500,000         500,000         220,625
Mark IV Industries                                     4.750          11/01/04         450,000         427,125         359,577
Oak Industries                                         4.875          03/01/08         100,000         103,000         103,500
Smartalk Teleservices                                  5.750          09/15/04          40,000          40,000          11,350
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                                            $ 1,540,000       1,520,125       1,158,762
                                                                                   ===========--------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.03%
DT Industries                                                                           20,000       1,000,000         560,000
Newell Financial Trust                                                                  10,000         500,000         525,000
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock                                                                    1,500,000       1,085,000
                                                                                                    --------------------------
WARRANTS -- 0.01%
Energy Conversion Devices Inc. (B)                                                      17,500              --          12,578
------------------------------------------------------------------------------------------------------------------------------
Total Warrants                                                                                              --          12,578
                                                                                                    --------------------------
Total Rule 144A Securities                                                                          11,076,273      10,198,293
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Restricted Securities                                                               89,032,073      90,091,617
------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED      MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998

                                                                                   SHARES OR                        MARKET VALUE
                                                    INTEREST          DUE          PRINCIPAL           COST          AT 12/31/98
CORPORATE PUBLIC SECURITIES -- 33.07%: (A)            RATE            DATE           AMOUNT          (NOTE 2B)        (NOTE 2A)
===============================================================================================================================
BONDS -- 23.87%
Advanced Micro Devices                               11.000%        08/01/03       $   95,000       $  100,700       $  100,700
AEP Industries, Inc                                   9.875         11/15/07          750,000          744,180          755,625
Airplanes Pass Thru Trust                             8.150         03/15/19        1,470,150        1,468,850        1,581,896
AMC Entertainment                                     9.500         03/15/09           80,000           75,300           81,600
Amphenol Corporation                                  9.875         05/15/07          230,000          229,625          234,600
Amtran, Inc.                                         10.500         08/01/04          500,000          500,000          517,500
Anchor Advanced Products                             11.750         04/01/04          560,000          581,750          607,600
Archibald Candy Corp.                                10.250         07/01/04          520,000          521,000          527,800
Atlantic Express                                     10.750         02/01/04          575,000          589,219          580,750
Atlas Air, Inc.                                      10.750         08/01/05        1,000,000        1,000,000        1,040,000
Brand Scaffold Services                              10.250         02/15/08          350,000          336,000          332,500
Building Materials Corp.                              7.750         07/15/05          125,000          121,250          123,125
Callon Petroleum Company                             10.125         09/15/02          250,000          248,560          243,750
Canadian Airlines Corporation                        10.000         05/01/05          230,000          230,500          196,650
Central Tractor Farm & Country, Inc.                 10.625         04/01/07          300,000          293,250          307,500
Continental Airlines, Inc.                           11.500         01/02/16          276,190          295,523          321,675
DecisionOne Corporation                               9.750         08/01/07           75,000           75,000           34,500
Fundy Cable LTD                                      11.000         11/15/05          515,000          543,625          543,325
Gray Communications System, Inc.                     10.625         10/01/06          150,000          158,250          159,000
Grove Worldwide                                       9.250         05/01/08          265,000          231,175          241,150
HMH Properties, Inc.                                  7.875         08/01/08          300,000          293,625          291,000
Hollinger International Publishing, Inc.              8.625         03/15/05           50,000           52,625           52,750
Hosiery Corporation of America                       13.750         08/01/02          500,000          493,900          512,500
International Wire Group, Inc.                       11.750         06/01/05          450,000          489,375          473,625
JH Haefner Company                                   10.000         05/15/08          100,000           88,750          100,000
Jordan Industries, Inc.                              10.375         08/01/07          300,000          300,000          306,000
Jordan Telecom Products                               9.875         08/01/07        1,050,000        1,040,798        1,050,000
Keystone Consolidated Ind Inc                         9.625         08/01/07           50,000           45,250           47,750
Kitty Hawk Inc.                                       9.950         11/15/04          500,000          500,000          495,000
Korea Development Bank                                7.250         05/15/06          325,000          300,160          291,532
Loewen Group Inc.                                     7.500         04/15/01          175,000          131,250          153,125
Loewen Group Inc.                                     8.250         04/15/03          100,000           93,750           85,000
Loewen Group Inc.                                     8.250         10/15/03           75,000           71,250           64,500
MJD Communications Inc.                               9.500         05/01/08           75,000           75,000           73,875
MJD Communications Inc.                               9.160         05/01/08          200,000          200,000          194,000
MCMS Inc                                              9.750         03/01/08          500,000          500,000          422,500
Mediacom LLC                                          8.500         04/15/08          375,000          373,125          383,906
Morris Materials Handling                             9.500         04/01/08          300,000          300,000          222,000
Mrs. Fields Original Cookies, Inc.                   10.500         12/01/04          150,000          132,000          144,750
NE Restaurant Company, Inc.                          10.750         07/15/08          465,000          461,625          469,650
Neenah Corporation                                   11.125         05/01/07          400,000          403,750          411,000
Neff Corp                                            10.250         06/01/08          120,000          118,812          115,800
Nortek Inc                                            9.125         09/01/07           70,000           67,900           72,100
Northwest Airlines Corp.                              8.970         01/02/15          972,651          972,651        1,116,905
Numatics Inc                                          9.625         04/01/08          560,000          547,144          523,600
Pierce Leahy Corp.                                    8.125         05/15/08          250,000          237,688          250,000
Pillotex Corporation                                 10.000         11/15/06           50,000           51,500           53,500
Pillotex Corporation                                  9.000         12/15/07          255,000          256,931          262,650
Pohang Iron & Steel Company                           7.125         11/01/06          350,000          317,961          301,066
Red Roof Inns, Inc.                                   9.625         12/15/03          175,000          175,438          176,750
Regal Cinemas                                         9.500         06/01/08          475,000          453,625          489,250
Republic of Korea                                     8.875         04/15/08          125,000          124,781          128,341
Rogers Cantel Inc.                                    8.300         10/01/07          750,000          747,990          753,750
Rogers Cantel Inc.                                    9.375         06/01/08          125,000          126,875          131,875
Scotsman Group, Inc.                                  8.625         12/15/07          140,000          139,732          137,200
Scovill Fastener, Inc.                               11.250         11/30/07          350,000          350,000          301,000
Sovereign Speciality Chemicals                        9.500         08/01/07          175,000          175,000          177,625
Speedway Motorsports, Inc.                            8.500         08/15/07          225,000          224,388          237,375
Sun Media Corporation                                 9.500         05/15/07          200,000          208,500          220,000

CONSOLIDATED     MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS      December 31, 1998

                                                                                    SHARES OR                         MARKET VALUE
 CORPORATE PUBLIC SECURITIES: (A)                   INTEREST           DUE           PRINCIPAL          COST          AT 12/31/98
 (CONTINUED)                                          RATE             DATE           AMOUNT         (NOTE 2B)         (NOTE 2A)
================================================================================================================================
Sun Media Corporation                                 9.500%         02/15/07      $   100,000      $   100,500      $   111,000
Telex Communications, Inc.                           10.500          05/01/07        1,250,000        1,261,250        1,100,000
Therma-Wave, Inc.                                    10.625          05/15/04          510,000          480,625          255,000
Unicco Service Co.                                    9.875          10/15/07          275,000          273,708          265,375
United Refining Company                              10.750          06/15/07        1,400,000        1,400,000          938,000
WR Carpenter North America                           10.625          06/15/07          550,000          556,344          556,875
Wavetek Corporation                                  10.125          06/15/07          110,000          110,000          104,500
Williams Scotsman, Inc.                               9.875          06/01/07          685,000          683,963          698,700
Windmere Durable Holdings, Inc.                      10.000          07/31/08          180,000          174,712          168,300
Worldtex, Inc.                                        9.625          12/15/07          500,000          500,000          445,000
Ziff-Davis Inc.                                       8.500          05/01/08          250,000          249,085          242,500
--------------------------------------------------------------------------------------------------------------------------------
Total Bonds                                                                        $25,933,991       25,777,093       25,109,746
                                                                                   ===========     -----------------------------
 COMMON STOCK -- 4.48%
AMR Corporation (B)                                                                      2,600          188,954          154,375
American Country Holdings Inc. (B)                                                      54,000          188,722           87,750
Benson Petroleum, LTD. (B)                                                             100,000           77,204           37,390
BP Prudhoe Bay Royalty Trust                                                            13,190          187,571           61,828
Budget Group, The (B)                                                                   47,164          986,991          748,728
Career Blazers, Inc. (B)                                                                45,000          247,500          241,875
Collins & Aikman Corporation (B)                                                        17,400          104,238           89,175
E-Tek Dynamics, Inc. (B)                                                                 1,750           21,000           46,813
Excalibur Technologies Corp. (B)                                                        10,000           98,656           61,250
Florida Panthers Holdings, Inc. (B)                                                     19,500          373,004          181,594
Florist Transworld Delivery, Inc. (B)                                                    9,374           13,754           46,870
General Chemical Group, Inc.                                                             4,400          112,772           61,050
Hosiery Corporation of America (B)                                                         500               --           20,125
Infinity Broadcasting Corp. (B)                                                          1,662           34,071           45,497
Irwin Naturals (B)                                                                       6,000           33,375           28,500
LCS Industries, Inc.                                                                    15,000          234,356          257,812
Midway Airlines Corp. (B)                                                               14,586          271,956          175,032
Oxford Health Plans (B)                                                                 13,125          247,639          195,234
P.F. Chang's China Bistro, Inc. (B)                                                      5,250           63,000          119,438
Pathways Group Inc. (B)                                                                 15,435          344,964          263,360
Princeton Video Image, Inc. (B)                                                         25,500          178,500           76,500
Rent-Way, Inc. (B)                                                                      60,362          600,002        1,467,551
Swiss Army Brands, Inc. (B)                                                             21,000          212,150          202,125
TSR Inc. (B)                                                                             3,500           22,960           36,313
Xoom.com, Inc. (B)                                                                         175            2,450            5,775
--------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                                                                    4,845,789        4,711,960
                                                                                                      --------------------------
CONVERTIBLE BONDS -- 4.72%
Advanced Micro Devices                                6.000          05/15/05      $    95,000           74,712           97,713
Clear Channel Communications                          2.625          04/01/03          350,000          350,000          375,851
Diamond Offshore Drilling                             3.750          02/15/07          450,000          448,453          418,923
Dura Pharmaceuticals                                  3.500          07/15/02          315,000          319,219          231,525
EMCOR Group, Inc.                                     5.750          04/01/05          300,000          300,000          255,000
Family Golf Centers, Inc.                             5.750          10/15/04          965,000          843,538          959,075
Hilton Hotels                                         5.000          05/15/06          695,000          695,000          636,794
Kellstorm Industries, Inc.                            5.500          06/15/03          500,000          427,231          512,500
Level One Communications                              4.000          09/01/04          185,000          172,056          274,914
Magna International, Inc.                             4.875          02/15/05          400,000          395,500          409,500
Oak Industries                                        4.875          03/01/08          125,000          112,750          129,375
Reptron Electronics Inc.                              6.750          08/01/04          100,000          100,000           46,312
Savoy Pictures Entertainment                          7.000          07/01/03          650,000          505,375          624,000
--------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds                                                            $ 5,130,000        4,743,834        4,971,482
                                                                                   ===========     -----------------------------

Total Corporate Public Securities                                                                    35,366,716       34,793,188
--------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED      MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS       December 31, 1998

                                                                                SHARES OR                        MARKET VALUE
CORPORATE PUBLIC SECURITIES:(A)                 INTEREST        DUE             PRINCIPAL           COST          AT 12/31/98
(CONTINUED)                                    RATE/YIELD       DATE             AMOUNT           (NOTE 2B)        (NOTE 2A)
==============================================================================================================================
SHORT-TERM SECURITIES:

COMMERCIAL PAPER -- 5.55%
Boston Scientific Corporation                     6.758%       01/04/99      $   1,870,000     $   1,868,947     $   1,868,947
Indiana Michigan Power Company                    6.156        01/05/99          1,525,000         1,523,957         1,523,957
Safeway, Inc.                                     5.505        01/06/99          2,455,000         2,453,125         2,453,125
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Securities                                                  $   5,850,000         5,846,029         5,846,029
                                                                             =============     -------------------------------

Total Investments  124.27%                                                                     $ 130,244,818       130,730,834
                                                                                               =============     -------------

Other Assets         4.49                                                                                            4,727,190
Liabilities        (28.76)                                                                                         (30,258,026)
------------------------------------------------------------------------------------------------------------------------------
Total Net Assets   100.00%                                                                                       $ 105,199,998
==============================================================================================================================

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.

(B)  Non-income producing security.

See Notes to Financial Statements.

                                                                 FAIR VALUE
                                                                AT 12/31/98
CORPORATE RESTRICTED SECURITIES                                   (NOTE 2A)
============================================================================
AUTOMOBILE -- 4.34%
ADV Accessory & AAS CAP                                           $  572,125
America's Body Co./LCP Holding Co.                                 1,673,525
Coast Distribution System, The                                       225,654
LIH Investors, L.P.                                                1,737,522
Mark IV Industries                                                   359,577
----------------------------------------------------------------------------
                                                                   4,568,403
                                                                   ---------
BEVERAGE, FOOD & TOBACCO -- 8.18%
Associated Vintage Group, Inc.                                     1,042,220
Beta Brands, Inc.                                                  1,849,927
Cains Foods, L.P.                                                  1,646,759
Grand Lyon Enterprises LLC                                            99,157
Lloyd's Barbecue Company                                           3,297,557
Mrs Fields Original Cookies, Inc.                                    675,500
----------------------------------------------------------------------------
                                                                   8,611,120
                                                                   ---------
BROADCASTING & ENTERTAINMENT-- 0.46%
Latin Communications Group                                           478,874
----------------------------------------------------------------------------
                                                                     478,874
                                                                   ---------
BUILDINGS & REAL ESTATE -- 1.85%
Highland Homes Holdings, Inc.                                        193,650
Truseal Technologies, Inc.                                         1,755,237
----------------------------------------------------------------------------
                                                                   1,948,887
                                                                   ---------
CARGO TRANSPORT -- 1.45%
RailTex, Inc.                                                     $  996,332
Tidewater Holdings, Inc.                                             533,202
----------------------------------------------------------------------------
                                                                   1,529,534
                                                                   ---------
CHEMICAL, PLASTICS & RUBBER-- 6.82%
AccTech, LLC                                                         458,606
Contico International, Inc.                                          532,900
Hatco Corporation                                                  1,750,000
Philipp Brothers Chemicals, Inc.                                     318,500
Process Chemicals, LLC                                             1,071,424
Trend Technologies, Inc.                                           1,946,405
U.S. Netting, Inc.                                                 1,093,601
----------------------------------------------------------------------------
                                                                   7,171,436
                                                                   ---------
CONSUMER PRODUCTS -- 2.59%
Consumer Product Enterprises, Inc.                                 1,137,744
Newell Financial Trust                                               525,000
Sharp International Corp.                                          1,058,048
----------------------------------------------------------------------------
                                                                   2,720,792
                                                                   ---------
CONTAINERS, PACKAGING & GLASS-- 4.32%
C&K Manufacturing and Sales Company                                  888,402
Capitol Vial, Inc.                                                       131
Plastipak Packaging, Inc.                                          1,795,844
Vitex Packaging, Inc.                                              1,856,363
----------------------------------------------------------------------------
                                                                   4,540,740
                                                                   ---------

CONSOLIDATED     MASSMUTUAL PARTICIPATION INVESTORS
SCHEDULE OF ....................................................................
INVESTMENTS      December 31, 1998



                                                                      FAIR VALUE
                                                                     AT 12/31/98
CORPORATE RESTRICTED SECURITIES (CONTINUED)                           (NOTE 2A)
================================================================================
DIVERSIFIED/CONGLOMERATE --
MANUFACTURING -- 18.62%
ATI Acquisition Corporation                                          $ 2,502,114
DT Industries                                                            560,000
Eagle Pacific Industries, Inc.                                         1,731,620
Energy Conversion Devices Inc.                                            12,578
Evans Consoles, Inc.                                                   1,699,443
Fleming Acquisition Corporation                                           21,125
Golden Bear Oil Specialties                                            1,883,427
Hartzell Manufacturing, Inc./CMS Holding Company                       1,631,232
Hudson River Capital, LLC                                                210,735
Hussey Seating Company                                                 1,765,519
Jackson Products, Inc.                                                   499,125
Kappler Safety Group, Inc.                                             1,631,280
Maxtec International Corp.                                               332,443
Pacific Coast Feather Company                                          1,828,050
PAR Acquisition Corp.                                                  1,183,499
The Tranzonic Companies                                                1,660,791
U.S. Silica Company                                                      439,547
--------------------------------------------------------------------------------
                                                                      19,592,528
                                                                     -----------
DIVERSIFIED/CONGLOMERATE --
SERVICE -- 2.64%
Diversco, Inc./DHI Holdings, Inc.                                      1,684,456
Great Lakes Dredge & Dock Corp.                                          358,750
Hunton & Williams                                                         92,783
Iron Mountain Inc.                                                        57,383
Pharmaceutical Buyers, Inc.                                              588,251
--------------------------------------------------------------------------------
                                                                       2,781,623
                                                                     -----------
ELECTRONICS -- 9.92%
Arbor Software Corporation                                                72,272
Ardent Software, Inc.                                                    770,684
Averstar, Inc.                                                         2,530,187
Cirrus Logic, Inc.                                                     1,145,151
Control Devices, Inc.                                                  1,469,323
Dealer Solutions Holdings, Inc.                                          200,216
Micromuse, Inc.                                                            1,509
Nu Horizons Electronics Corp.                                            717,971
Precision Dynamics, Inc.                                               2,028,648
Tridex Corp.                                                           1,499,545
--------------------------------------------------------------------------------
                                                                      10,435,506
                                                                     -----------
FARMING & AGRICULTURE -- 0.87%
Cuddy International Corp.                                                427,700
Protein Genetics, Inc.                                                   483,370
--------------------------------------------------------------------------------
                                                                         911,070
                                                                     -----------
FINANCE -- 3.91%
Boyle Leasing Technologies, Inc.                                         616,920
MW Investors I LLC                                                     1,752,528
Paribas Capital Funding LLC                                            1,740,550
--------------------------------------------------------------------------------
                                                                       4,109,998
                                                                     -----------
HEALTHCARE, EDUCATION & CHILDCARE -- 0.30%
Berkshire Medical Center, Inc.                                           230,846
Oxford Health Plans                                                       81,600
--------------------------------------------------------------------------------
                                                                         312,446
                                                                     -----------
HOME & OFFICE FURNISHINGS, HOUSEWARES,
AND DURABLE CONSUMER PRODUCTS -- 0.88%
Catalina Lighting, Inc.                                               $  342,037
Star International Holdings, Inc.                                        586,222
--------------------------------------------------------------------------------
                                                                         928,259
                                                                     -----------
LEISURE, AMUSEMENT, ENTERTAINMENT -- 6.47%
Adventure Entertainment Corporation                                      859,180
Bell Sports, Inc.                                                        353,500
Derby Cycle Corp.                                                        365,500
Merit Industries, Inc.                                                 1,654,596
N2K, Inc.                                                                 13,281
Olympic Boat Centers, Inc.                                             1,707,902
Playcore, Inc                                                          1,853,569
--------------------------------------------------------------------------------
                                                                       6,807,528
                                                                     -----------
MISCELLANEOUS -- 2.61%
Climachem, Inc.                                                          100,500
Enserch Exploration, Inc.                                                904,836
Equity Corporation International                                         240,126
TCW Leveraged Income Trust, LP                                         1,500,000
Victory Ventures, LLC                                                      5,353
--------------------------------------------------------------------------------
                                                                       2,750,815
                                                                     -----------
OIL AND GAS -- 5.45%
Applied Process Solutions, Inc.                                          759,406
Chaparral Resources, Inc.                                                    761
Key Energy Group                                                         220,625
Louis Dreyfus Natural Gas Corporation                                      5,167
PG&E Gas Transmission                                                    147,557
TransMontaigne Oil Company                                             4,595,705
--------------------------------------------------------------------------------
                                                                       5,729,221
                                                                     -----------
PERSONAL TRANSPORTATION -- 1.05%
Atlantic Coast Airlines Inc.                                             708,392
US Airways Group                                                         394,389
--------------------------------------------------------------------------------
                                                                       1,102,781
                                                                     -----------
PRINTING & PUBLISHING -- 0.72%
Von Hoffman Press, Inc.                                                  757,050
--------------------------------------------------------------------------------
                                                                         757,050
                                                                     -----------
RETAIL STORES -- 1.50%
Discount Auto Parts                                                      788,775
J. Baker, Inc.                                                           289,414
Rent-Way, Inc.                                                           140,293
Renter's Choice, Inc.                                                    355,250
--------------------------------------------------------------------------------
                                                                       1,573,732
                                                                     -----------
TELECOMMUNICATIONS -- 0.69%
Antec Corp                                                               151,312
FaxSav Incorporated                                                          362
McLeodUSA Incorporated                                                   462,750
Oak Industries                                                           103,500
Smartalk Teleservices                                                     11,350
--------------------------------------------------------------------------------
                                                                         729,274
                                                                     -----------
Total Corporate Restricted
Securities -- 85.64%                                                 $90,091,617
--------------------------------------------------------------------------------
                                                                     -----------

 NOTES TO    MASSMUTUAL PARTICIPATION INVESTORS
FINANCIAL ......................................................................
STATEMENTS


================================================================================
1. HISTORY
   MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

   The Trust is a closed-end diversified management investment company, whose investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed fixed-income securities, at least half of which normally will include equity features.

   On January 27, 1998, the Board of Trustees authorized the formation of a totally held subsidiary ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of MMPI Subsidiary Trust have been consolidated in the accompanying financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the financial statements in conformity with generally accepted accounting principles.

   A. Valuation of Investments:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in or restrictions on resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a directly negotiated transaction to a limited number of purchasers or in a public offering for which a registration statement is in effect under the Securities Act of 1933.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Board of Trustees of the Trust (the "Trustees"). Each restricted security is valued by the Trustees as of the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are thereafter used for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Board of Trustees of the Trust meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (otherwise than as Trustees) or of Massachusetts Mutual Life Insurance Company ("MassMutual"), the Trust's investment adviser. In making valuations, the Trustees will consider reports by MassMutual analyzing each portfolio security in accordance with the relevant factors referred to above. MassMutual has agreed to provide such reports to the Trust at least quarterly.

   The financial statements include restricted securities valued at $90,091,617 (85.64% of net assets) as of December 31, 1998 ($104,464,368 at December 31,
   1997) whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 1998, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

 NOTES TO    MASSMUTUAL PARTICIPATION INVESTORS
FINANCIAL ......................................................................
STATEMENTS



--------------------------------------------------------------------------------
   B. Accounting for Investments:

   Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   The cost basis of debt securities is not adjusted for amortization of premium since the Trust does not generally intend to hold such investments until maturity; however, the Trust has elected to accrue, for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   C. Use of Estimates:

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. Federal Income Taxes

   No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE
   SERVICES FEE

   Under an investment advisory and administrative services contract with the Trust, MassMutual has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objective and policies of the Trust. MassMutual has further agreed that it will request each issuer of securities which MassMutual is prepared to purchase in a private placement, and which would be consistent with the investment policies of the Trust, to offer such securities also to the Trust and that it will use its best efforts to insure that such request is acceded to. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission as may apply, it will invest concurrently with the Trust in any such investment. MassMutual will also represent the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the contract, MassMutual is obligated to provide administration of the day-to-day operations of the Trust and to provide the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   For its services under the investment advisory and administrative services contract, MassMutual is paid a quarterly advisory and administrative services fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis, provided that a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of MassMutual, approve the valuation of the Trust's net assets as of such day.

4. SENIOR SECURED INDEBTEDNESS

   A. Note Payable

   On July 15, 1995, the Trust sold to MassMutual at par a $12,000,000 Senior Fixed Rate Convertible Note due July 15, 2002 (the "Note") which accrues at 6.93% per annum. The Note holder, at is option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For each of the periods ended December 31, 1998 and 1997, the Trust incurred total interest expense on the Note of $831,600.

   B. Revolving Credit Agreement

   The Trust entered into a $15,000,000 senior secured, floating rate, revolving credit agreement (the "Revolver") with Fleet National Bank (the "Agent Bank"), pursuant to a credit agreement dated May 29, 1997, with a maturity date of May 31, 2004.

   The Revolver bears interest at a variable per annum rate equal to the three-month Eurodollar rate plus a margin of .40 percent per annum or the most recent Federal Funds rate plus a margin of .50 percent per annum. Interest is paid to the Agent Bank as it becomes due. The Trust also incurs expense on the undrawn portion of the total approved credit agreement at a rate of .185 percent per annum.

   As of December 31, 1998, there were $10,500,000 in outstanding loans against the Revolver and the average blended rate of interest charged on the Revolver was 5.64%. For the period ended December 31, 1998, the Trust incurred total interest expense on the Revolver of $639,832, including $8,279 related to the undrawn portion.

 NOTES TO    MASSMUTUAL PARTICIPATION INVESTORS
FINANCIAL ......................................................................
STATEMENTS

--------------------------------------------------------------------------------
5. PURCHASES AND SALES OF INVESTMENTS
                                           For the               For the
                                          year ended            year ended
                                           12/31/98              12/31/97
   ---------------------------------------------------------------------------
   Cost of Investments Acquired
   ---------------------------------------------------------------------------
   Corporate restricted securities      $ 48,470,229          $ 74,935,861
   Corporate public securities            21,616,275            21,657,390
   Short-term securities                 307,503,044           203,448,960

   Proceeds from Sales or Maturities
   ---------------------------------------------------------------------------
   Corporate restricted securities      $ 52,202,415          $ 53,756,027
   Corporate public securities            29,005,355            29,937,498
   Short-term securities                 303,056,029           207,075,457

The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31,1998. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31,1998 is $486,016 and consists of $12,564,570 appreciation and $12,078,554 depreciation.

The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31,1997. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31,1997 was $7,065,094 and consisted of $13,402,901 appreciation and $6,337,807 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                                          Per                       Per
                                                          Amount         Share      Amount         Share
--------------------------------------------------------------------------------------------------------
                                                            March 31, 1998             March 31, 1997
--------------------------------------------------------------------------------------------------------
   Investment income                                    $2,934,166                $2,398,479
   Net investment income                                 2,261,923        $.24     1,923,676        $.21
   Net realized and unrealized gain on investments       2,420,485         .26     1,504,885         .16

                                                               June 30, 1998             June 30, 1997
--------------------------------------------------------------------------------------------------------
   Investment income                                     2,869,889                 2,461,213
   Net investment income                                 2,186,277         .24     1,959,604         .21
   Net realized and unrealized gain on investments       1,793,007         .19     6,702,154         .73

                                                           September 30, 1998         September 30, 1997
--------------------------------------------------------------------------------------------------------
   Investment income                                     2,800,222                 2,657,346
   Net investment income                                 2,086,536         .23     2,097,193         .23
   Net realized and unrealized gain (loss)
   on investments                                       (3,526,841)       (.38)    7,006,521         .76

                                                            December 31, 1998         December 31, 1997
--------------------------------------------------------------------------------------------------------
   Investment income                                     3,042,739                 2,658,180
   Net investment income                                 2,369,911         .26     2,032,835         .22
   Net realized and unrealized loss on investments        (824,832)       (.09)   (4,824,143)       (.52)

REPORT OF      MASSMUTUAL PARTICIPATION INVESTORS
INDEPENDENT ....................................................................
ACCOUNTANTS    To the Shareholders and the Board of Trustees of MassMutual
               Participation Investors

================================================================================

   In our opinion, the accompanying consolidated statement of assets and liabilities, including the schedule of investments at December 31, 1998, and the related consolidated statements of operations, cash flows and of changes in net assets and the selected Per Share Data present fairly, in all material respects, the financial position of MassMutual Participation Investors (hereafter referred to as the "Trust") at December 31, 1998 and 1997, the results of its operations, its cash flows and the changes in its net assets for the years then ended and the selected Per Share Data for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and selected Per Share Data (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


   PricewaterhouseCoopers Signature


   Springfield, Massachusetts
   February 25, 1999

                MASS MUTUAL PARTICIPATION INVESTORS
           .....................................................................
                January 29, 1999



--------------------------------------------------------------------------------

                                   Photo of:
                Milton Cooper, Donald Glickman, Gary Wendlandt,
                 Corine Norgaard, Martin Hart, Jack Laughery,
                Richard Dooley, Donald Benson, Marshall Butler
                   standing and sitting at conference table

--------------------------------------------------------------------------------

MILTON COOPER *
Chairman,
Kimco Realty Corp.

DONALD GLICKMAN *
Chairman,
Donald Glickman &
Company, Inc.

GARY E. WENDLANDT
Executive Vice President and
Chief Investment Officer,
Massachusetts Mutual Life
Insurance Company

CORINE T. NORGAARD *
Dean, Barney School
of Business and Public
Administration,
University of Hartford

MARTIN T. HART **
President and Director,
H Corporation

JACK A. LAUGHERY *
Chairman,
Laughery Investments

RICHARD G. DOOLEY *
Retired Executive Vice
President and Chief
Investment Officer,
Massachusetts Mutual Life
Insurance Company

DONALD E. BENSON **
Executive Vice President
and Director,
Marquette Bancshares Inc.

MARSHALL D. BUTLER *
Chairman,
Nitzanim AVX Kyocera
Venture Capital Fund





 *Member of the Board of Trustees
**Trustee and Member of Audit Committee

    DIVIDEND
REINVESTMENT AND
 CASH PURCHASE
     PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder).

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

OFFICERS

 ..............................

Richard G. Dooley
Chairman

Stuart H. Reese
President

Robert E. Joyal
Senior Vice President

Charles C. McCobb, Jr.
Vice President and
Chief Financial Officer

Stephen L. Kuhn
Vice President and
Secretary

Michael P. Hermsen
Vice President

William N. Holm
Vice President

Mary Wilson Kibbe
Vice President

Michael L. Klofas
Vice President

John B. Joyce
Vice President

Richard C. Morrison
Vice President

Clifford M. Noreen
Vice President

Mark B. Ackerman
Treasurer

Victoria Fortier
Comptroller

 ..............................

           [LOGO OF MASSMUTUAL PARTICIPATION INVESTORS APPEARS HERE]